UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05340

Name of Registrant: Vanguard New Jersey Tax-Free Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 – November 30, 2013

Item 1: Reports to Shareholders

Annual Report | November 30, 2013

Vanguard New Jersey Tax-Exempt Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
New Jersey Tax-Exempt Money Market Fund.	13
New Jersey Long-Term Tax-Exempt Fund.	28
About Your Fund’s Expenses.	57
Glossary.	59

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2013
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard New Jersey Tax-Exempt Money Market
Fund	0.01%	0.02%	0.01%	0.00%	0.01%
Spliced New Jersey Tax-Exempt Money Market
Funds Average					0.00
For a benchmark description, see the Glossary.
Spliced New Jersey Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard New Jersey Long-Term Tax-Exempt Fund
Investor Shares	3.25%	6.31%	3.41%	-7.24%	-3.83%
Admiral™ Shares	3.33	6.46	3.49	-7.24	-3.75
Barclays NJ Municipal Bond Index					-3.31
New Jersey Municipal Debt Funds Average					-6.12

New Jersey Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

7-day SEC yield for the New Jersey Tax-Exempt Money Market Fund; 30-day SEC yield for the New Jersey Long-Term Tax-Exempt Fund.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2012, Through November 30, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard New Jersey Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard New Jersey Long-Term Tax-Exempt Fund
Investor Shares	$12.57	$11.66	$0.433	$0.000
Admiral Shares	12.57	11.66	0.442	0.000

Chairman’s Letter

Dear Shareholder,

The 12 months ended November 30, 2013, marked a difficult period for both taxable and tax-exempt bonds, mainly because of summer setbacks amid concerns that the Federal Reserve might start scaling back its bond-buying stimulus program. Municipal bond investors were further rattled by Detroit’s bankruptcy filing in July and fresh coverage of Puerto Rico’s financial struggles.

Against this backdrop, Vanguard New Jersey Long-Term Tax-Exempt Fund returned –3.83% for Investor Shares and –3.75% for Admiral Shares. Interest income cushioned part of the decline in the fund’s bond prices, as you can see in the table on page 1.

The fund lagged both the –3.51% return of municipal bonds nationwide, as represented by the Barclays Municipal Bond Index, and the –3.31% return of its state-specific benchmark. But the fund’s minimal exposure to higher-risk Puerto Rican bonds and its overall higher-quality holdings (as determined by independent credit-rating agencies) helped it outpace the average return of its New Jersey peer funds. (Because interest on Puerto Rico’s bonds is triple tax-free in all states, the securities are included in many tax-exempt bond funds.)

As bond prices fell, the Long-Term Fund’s 30-day SEC yield for Investor Shares rose from 1.94% as of November 30, 2012, to 3.43% at the end of August before retreating to 3.25% as of November 30. (Bond yields and prices move in opposite directions.)

Please note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT, but Vanguard New Jersey Tax-Exempt Money Market Fund did.

Before reviewing capital markets and fund performance, I want to mention an important transition at Vanguard. As we announced in early November, Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intends to retire in March 2014. At the conclusion of this letter, I’ll have more to say about Bob’s important contributions to Vanguard in his 32-year career, and I’ll introduce his successor, Gregory Davis.

Bond prices fell and yields rose over a challenging fiscal year
Bonds, which held onto slight gains through the first five months of the fiscal year, retreated in May and through much of the summer amid the concerns over potential Fed tapering. For the 12 months, the broad U.S. taxable bond market returned –1.61%. The yield of the 10-year Treasury note closed at 2.74%, up from 1.61% at the end of November 2012.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –2.93%.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-1.61%	3.09%	5.33%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.51	4.23	6.26
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.07	0.10

Stocks
Russell 1000 Index (Large-caps)	30.96%	17.78%	18.33%
Russell 2000 Index (Small-caps)	40.99	17.89	20.97
Russell 3000 Index (Broad U.S. market)	31.71	17.78	18.54
MSCI All Country World Index ex USA (International)	18.24	7.50	13.87

CPI
Consumer Price Index	1.24%	2.13%	1.87%

Despite some jolts, U.S. stocks
notched an impressive 12-month gain
U.S. stocks powered to a return of about 32% for the 12 months ended November 30, despite a few bumps along the way.

Uncertainty about Fed policy contributed to market declines in June and August. But stocks bounced back in September, when, to the surprise of some investors, the Fed stated it had no immediate plans to scale back its bond-buying. Corporate profit growth, though not robust, was generally solid. (In mid-December, however, the Fed announced that it would begin tapering in January 2014.)

International stocks returned about 18% in aggregate. While the developed markets of Europe and the Pacific region performed well, gains were modest for emerging-market stocks.

The bond market’s downturn, coupled with the upswing in stocks, provides an occasion for investors to review their portfolio’s asset allocation. In a powerful stock market rally, a portfolio’s mix of stocks and bonds can drift away from its target allocation, as Fran Kinniry, a principal in our Investment Strategy Group, recently reminded clients in an article on our website. “Buying stocks now may actually run counter to what many prudent

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
New Jersey Tax-Exempt Money
Market Fund	0.16%	—	0.26%
New Jersey Long-Term Tax-Exempt
Fund	0.20	0.12%	0.98

The fund expense ratios shown are from the prospectus dated March 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the funds’ expense ratios were: for the New Jersey Tax-Exempt Money Market Fund, 0.12%; and for the New Jersey Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The expense ratio for the New Jersey Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the New Jersey Tax-Exempt Money Market Fund, Other States Tax-Exempt Money Market Funds; for the New Jersey Long-Term Tax-Exempt Fund, New Jersey Municipal Debt Funds.

investors should be doing,” he noted. “If you have an equity-heavy portfolio, you will most likely need to direct new cash flows to bond mutual funds, or sell stock mutual funds to maintain your target asset allocation.”

Advisor’s strategy helped cushion the impact of rising interest rates
Bond prices seesawed notably during the 12 months, after an inauspicious start in December, when concerns about the federal government’s looming “fiscal cliff” weighed on bond markets. After a few months of recovery followed by the summer slide, reassuring comments by the Fed sparked sizable rallies in September and October. Nevertheless, municipal bonds lost more ground in the second half of the fiscal year than in the first.

State and local governments face many financial challenges as they continue their emergence from the Great Recession. Across much of the United States, restrained budgets have generally passed on time, and postrecession tax revenues have risen steadily at the state and, more recently, local levels. The troubles in Detroit and Puerto Rico can, in our opinion, be viewed as outliers to the trend. In New Jersey, though, the devastation caused by Hurricane Sandy in October 2012 has posed additional challenges to local governments working to regain their financial footing.

Total Returns
Ten Years Ended November 30, 2013
Average
Annual Return
New Jersey Tax-Exempt Money Market Fund	1.29%
Spliced New Jersey Tax-Exempt Money Market Funds Average	1.02
For a benchmark description, see the Glossary.

Spliced New Jersey Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

New Jersey Long-Term Tax-Exempt Fund Investor Shares	3.95%
Barclays NJ Municipal Bond Index	4.56
New Jersey Municipal Debt Funds Average	3.49
New Jersey Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Anticipating an eventual rise in bond yields and accompanying decline in prices amid the extremely low interest rates of recent years, Vanguard Fixed Income Group, advisor to our national and state municipal bond funds, generally shortened our funds’ durations relative to their benchmarks. Duration gauges the sensitivity of bond

Munis’ yields exceed Treasuries’ yields: What does it mean?

At times over the 12 months ended November 30, 10-year municipal bonds nationwide yielded substantially more than their Treasury counterparts, even before factoring in munis’ tax-favored status. This reversal of what had been the historical relationship between Treasuries and munis has occurred often in recent years. The turmoil started with the 2008–2009 financial crisis and continued amid dire headlines about state and local finances.

Through June, July, and August, a time when investor concerns mounted over Detroit’s bankruptcy filing and the financial health of Puerto Rico, 10-year municipal yields averaged
31 basis points, or about 12%, more than 10-year Treasuries. By the end of November, the gap had closed significantly, but 10-year muni yields were still averaging about 8 basis points, or 3%, more. Over the past decade, however, muni yields have averaged 5% less than their
Treasury equivalents.

We believe investors shouldn’t be unduly swayed by this turnabout. Will it vanish if they chase it? Or do investors now perceive muni bonds to be riskier? Rather than speculate, we believe investors should carefully evaluate the role of tax-exempt bonds in a diversified portfolio. For any investor, the proportion of muni holdings (if any) should be based on long-term goals, risk tolerance, and tax considerations—not on what may be transient yield trends.

10-year municipal bond yields have topped their Treasury counterparts prices to changes in interest rates, and shorter durations (measured in months and years) can mitigate price declines when rates rise.

The Long-Term Fund’s relatively shorter duration, along with its higher-quality holdings, helped it to outperform its peer-fund average. And, unlike some of its peers, the fund had virtually no exposure to Puerto Rican bonds at the end of the fiscal year.

As for the Money Market Fund, returns on savings accounts and other short-term investments have been severely limited since 2008 by the Fed’s stimulative policy of keeping short-term interest rates at 0%–0.25%. The fund returned 0.01% for the fiscal year, just ahead of its peer average. (Please note that the company that provides peer-group data has eliminated the New Jersey money market category because of the small number of funds. The new peer group includes funds from other states.) The 7-day SEC yield of your fund as of November 30 was 0.01%, almost unchanged from 0.02% a year earlier.

For more about the funds’ strategy and performance during the fiscal year, please see the Advisor’s Report that follows this letter.

Over a decade, both funds did well versus their peers
For the ten years ended November 30, the Long-Term Fund had an average annual return of 3.95% for Investor Shares, trailing its benchmark index (which, like all indexes, incurs no expenses). But, in a more important measure of relative success for this actively managed fund, it outperformed its peer-group average by nearly half a percentage point. The Money Market Fund’s average annual return of 1.29%, although modest, also surpassed its peer average.

The funds’ results highlight the skill of Vanguard’s experienced portfolio managers, traders, and credit analysts—and reflect the competitive advantage that Vanguard’s low costs can create. Vanguard’s focus on low costs means that our funds can steer clear of riskier assets (which offer more yield), having no need to offset the drain of high expenses.

Bob Auwaerter’s retirement marks the end of a remarkable era
In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group, which persevered under these treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group.

Bob, who joined Vanguard in 1981, was an original member of the three-person Fixed Income Group, headed by Ian MacKinnon. Over the years, he held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start had total assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which represents nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and had been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 16, 2013

Advisor’s Report

For the fiscal year ended November 30, 2013, Vanguard New Jersey Tax-Exempt Money Market Fund returned 0.01%, compared with the 0.00% average return of peer-group funds. Vanguard New Jersey Long-Term Tax-Exempt Fund returned –3.83% for Investor Shares and –3.75% for Admiral Shares. The Long-Term Fund’s return lagged the –3.31% return of its benchmark, the Barclays New Jersey Municipal Bond Index, but was well ahead of the –6.12% average return of its peer funds.

The investment environment
Some uncertainty is natural in the financial markets, but conditions during the 12 months were more unsettled than usual. This largely stemmed from fiscal battles in Washington, starting with the late 2012 “fiscal cliff” showdown over scheduled tax increases and spending cuts. Months later came October’s partial federal government shutdown and renewed debate over the debt ceiling.

On top of that, investors were concerned about what the Federal Reserve might do. Their concern intensified in late May, when—with unemployment falling, the housing market improving, and the stock market soaring—the Fed openly contemplated starting to scale back its aggressive monthly stimulus purchases of $85 billion worth of bonds. That possibility surprised the bond markets, leading to a broad decline in prices over the summer as yields increased, especially for longer-term bonds.

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2012	2013
2 years	0.30%	0.33%
5 years	0.64	1.16
10 years	1.47	2.65
30 years	2.47	4.10
Source: Vanguard.

(In mid-December, the Fed announced it would begin tapering its bond purchases in January 2014.)

Because the Fed didn’t hint at any change in its short-term interest rate target, the national municipal yield curve (the spread between shorter- and longer-term yields) steepened—as you can see in the table on page 9. While the short end of the yield curve remained anchored near 0.3%, the yield on 30-year munis increased more than 1.5 percentage points over the fiscal year.

Municipal bond markets also reacted negatively to the largest municipal bankruptcy filing to date—by Detroit—and to fresh coverage of Puerto Rico’s well-known financial problems. The New Jersey funds have had no exposure to Detroit bonds, of course. Puerto Rican bonds, though, are triple-tax-exempt in all states, so they are held in many state-specific as well as national municipal bond funds. We reduced the New Jersey funds’ holdings of Puerto Rico bonds well before the headlines.

Still, there were bright spots. Nationwide, the unemployment rate dropped from 7.8% in November 2012 to 7.0% in November 2013. New Jersey’s unemployment rate improved steadily over the 12 months from 9.6% to 7.8%.

And state tax revenues have been growing, after declines during and after the Great Recession that were steeper than in the two previous downturns.

According to the Nelson A. Rockefeller Institute of Government, aggregate state tax revenues across the United States increased more than 6% over the 12 months ended June 2013. (Most state fiscal years, including New Jersey’s, end in June.) New Jersey’s tax revenues rose about 6% over that time, notwithstanding the devastation caused by Hurricane Sandy in late October 2012.

So far, fiscal 2014 revenue collections in New Jersey have been below projections. One of the major credit-rating agencies, Moody’s Investors Service, cited this in mid-December when it lowered its credit outlook for New Jersey’s general obligation bonds from stable to negative. The agency also noted that New Jersey has the fourth highest debt per capita among states and above-average pension and retiree health benefit liabilities.

A brief word about muni bond supply: Nationwide, the total issuance of tax-exempt bonds in calendar 2013 through November was down about 15% from a year earlier. With interest rates rising, there were fewer opportunities to reduce borrowing costs on older bonds, resulting in a significant drop in refundings. New Jersey, however, bucked the national trend with about a 40% increase in total municipal financing compared with the first 11 months of 2012. Among our purchases were several health care issues that we expect will provide higher income in the coming years, including Virtua Health and Robert Wood Johnson University Hospital.

Management of the funds

As the fiscal year began, we structured Vanguard’s municipal bond portfolios—including the New Jersey Long-Term Tax-Exempt Fund—to outperform in a rising interest rate environment. For example, we shortened the fund’s duration (a measure of bond prices’ sensitivity to rate changes) relative to that of its benchmark. We also favored bonds with features that provide some defense against rising rates. And we maintained above-average liquidity by holding bonds that we can sell easily without affecting the fund’s core positioning. This allows us to have “dry powder” available to buy bonds that the market has undervalued, especially during volatile periods.

With many investors across the country switching from longer-maturity to shorter-maturity bonds, which can be less volatile when interest rates rise, shorter-maturity bonds were among the top performers. In New Jersey, municipal bonds maturing in less than five years generally posted 12-month gains, while bonds with maturities longer than 20 years were hardest hit as the yield curve steepened. Despite shortening the fund’s overall duration compared with its benchmark, we were underweighted in the better-performing shorter maturities and overweighted in longer-term bonds in an effort to capture interest income, which held back relative performance.

However, our focus on higher-quality bonds (as determined by independent credit-rating agencies) generally served investors well, as did security selection.

For the Money Market Fund, the Fed’s policy of anchoring short-term rates near zero remained a challenge. Nevertheless, we were able to improve returns using several relative value and income strategies involving credit sectors, security selection, and structural opportunities—such as adding floating-rate notes.

A look ahead

We expect U.S. economic growth to approach 3% in 2014 and the unemployment rate to keep falling. With some federal fiscal uncertainties continuing into 2014, we wouldn’t be surprised if talk of tax reform—a subject that can include muni bonds—resurfaces. And the gradual reduction in the Fed’s bond-buying should allow the Fed to wind down its purchases by the end of 2014.

As tapering starts, and if economic growth picks up, we expect that interest rates will move higher and lower-credit-quality bonds will outperform. To try to defend against this, we plan to gradually upgrade the credit quality of the portfolios, as lower-quality bonds are likely to become overvalued.

We also plan to maintain higher liquidity so we can take advantage of attractive opportunities if volatility increases in the municipal market. As usual, our experienced team will seek outperformance by identifying bonds that are mispriced by the market.

Christopher W. Alwine, CFA, Principal, Head of Municipal Bond Funds Pamela Wisehaupt Tynan, Principal, Head of Municipal Money Market Funds Mathew M. Kiselak, Principal, Portfolio Manager John M. Carbone, Principal, Portfolio Manager Vanguard Fixed Income Group December 20, 2013

New Jersey Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2013

Financial Attributes
Ticker Symbol	VNJXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	51 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratio shown is from the prospectus dated March 28, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the expense ratio was 0.12%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

New Jersey Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2003, Through November 30, 2013

Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended November 30, 2013

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

New Jersey Tax-Exempt Money
Market Fund	0.01%	0.13%	1.29%	$11,368
•••••••• Spliced New Jersey Tax-Exempt
Money Market Funds Average	0.00	0.05	1.02	11,063

For a benchmark description, see the Glossary.

Spliced New Jersey Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

New Jersey Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2003, Through November 30, 2013
		Spliced NJ
		Tax-Exempt
		Money Mkt
		Funds Avg.
Fiscal Year	Total Returns	Total Returns
2004	1.03%	0.55%
2005	2.17	1.63
2006	3.25	2.74
2007	3.60	3.12
2008	2.27	1.90
2009	0.45	0.25
2010	0.11	0.01
2011	0.06	0.00
2012	0.04	0.01
2013	0.01	0.00
7-day SEC yield (11/30/2013): 0.01%

For a benchmark description, see the Glossary.

Spliced New Jersey Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
New Jersey Tax-Exempt Money
Market Fund	2/3/1988	0.02%	0.20%	1.30%

New Jersey Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2013

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (103.9%)
New Jersey (101.7%)
Bergen County NJ BAN	0.750%	12/20/13	28,300	28,309
1 BlackRock MuniHoldings New Jersey
Quality Fund, Inc. VRDP VRDO	0.270%	12/6/13 LOC	40,300	40,300
1 BlackRock MuniYield New Jersey
Quality Fund, Inc. VRDP VRDO	0.270%	12/6/13 LOC	25,000	25,000
Burlington County NJ BAN	0.750%	5/21/14	12,231	12,263
Burlington County NJ Bridge
Commission Revenue	5.000%	10/15/14	1,000	1,042
Burlington County NJ Bridge
Commission Revenue BAN	1.250%	11/19/14	13,250	13,379
Camden County NJ Improvement Authority
Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group) VRDO	0.040%	12/6/13 LOC	16,535	16,535
Camden County NJ Improvement Authority
Lease Revenue (Parkview Redevelopment
Housing Project) VRDO	0.040%	12/6/13 LOC	49,500	49,500
Cape May County NJ Municipal Utilities
Authority Sewer Revenue	5.750%	1/1/14	3,855	3,873
Delaware River & Bay Authority New Jersey
Revenue VRDO	0.040%	12/6/13 LOC	4,300	4,300
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.040%	12/6/13 LOC	34,345	34,345
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.040%	12/6/13 LOC	36,635	36,635
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.070%	12/6/13 LOC	29,635	29,635
Essex County NJ Improvement Authority
Revenue (Fern Senior Housing Project) VRDO	0.050%	12/6/13 LOC	7,300	7,300
Essex County NJ Improvement Authority
Revenue (Jewish Community Center of
MetroWest Inc. Project) VRDO	0.030%	12/6/13 LOC	4,100	4,100
1 Garden State Preservation Trust New Jersey
Revenue (Open Space & Farmland Preservation)
TOB VRDO	0.060%	12/6/13	4,185	4,185

New Jersey Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gloucester County NJ Pollution Control Financing
Authority Revenue (ExxonMobil Project) VRDO	0.010%	12/2/13	11,400	11,400
2 Hudson County NJ Improvement Authority BAN	1.000%	12/10/14	7,500	7,545
1 Madison Borough NJ Board of Education
GO TOB VRDO	0.050%	12/6/13 LOC	11,580	11,580
Mahwah Township NJ BAN	1.000%	6/6/14	3,150	3,161
2 Mercer County NJ BAN	1.000%	12/2/14	20,000	20,161
Monmouth County NJ Improvement Authority
Lease Revenue (Capital Equipment Pooled)	1.000%	10/1/14	3,090	3,111
2 Monmouth County NJ Improvement Authority
Revenue (Pooled Government Loan)	2.000%	12/4/14	6,000	6,107
Morris County NJ GO	3.000%	2/1/14	3,950	3,969
Morris County NJ GO	5.000%	3/15/14	1,095	1,110
Morris County NJ GO	1.000%	11/15/14	1,168	1,177
Morris Township NJ BAN	1.000%	11/14/14	16,381	16,502
Morris-Union Jointure Commission
New Jersey COP	5.000%	5/1/14 (Prere.)	3,675	3,782
New Jersey Building Authority BAN	1.500%	12/18/13	20,000	20,012
New Jersey Building Authority Revenue VRDO	0.040%	12/6/13 LOC	32,620	32,620
New Jersey Building Authority Revenue VRDO	0.040%	12/6/13 LOC	8,000	8,000
New Jersey Economic Development Authority
Revenue	5.000%	9/1/14 (Prere.)	2,200	2,279
New Jersey Economic Development Authority
Revenue (Applewood Estates Project) VRDO	0.040%	12/6/13 LOC	9,300	9,300
New Jersey Economic Development Authority
Revenue (Bayonne/IMTT Project) VRDO	0.050%	12/2/13 LOC	8,535	8,535
New Jersey Economic Development Authority
Revenue (Bayonne/IMTT Project) VRDO	0.050%	12/2/13 LOC	4,200	4,200
New Jersey Economic Development Authority
Revenue (Bayonne/IMTT Project) VRDO	0.050%	12/2/13 LOC	10,000	10,000
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.750%	6/15/14 (Prere.)	27,175	27,985
New Jersey Economic Development Authority
Revenue (Columbia University Project) CP	0.100%	3/3/14	7,155	7,155
2 New Jersey Economic Development Authority
Revenue (Cooper Health System Project) VRDO	0.040%	12/6/13 LOC	12,600	12,600
1 New Jersey Economic Development Authority
Revenue (Duke Farms Foundation Project)
TOB VRDO	0.050%	12/6/13	6,380	6,380
New Jersey Economic Development Authority
Revenue (Duke Farms Foundation Project) VRDO	0.040%	12/2/13 LOC	27,000	27,000
New Jersey Economic Development Authority
Revenue (El Dorado Terminals Co. Project) VRDO	0.050%	12/2/13 LOC	2,900	2,900
1 New Jersey Economic Development Authority
Revenue (Montclair Art Museum Project) VRDO	0.060%	12/6/13 LOC	4,460	4,460
New Jersey Economic Development Authority
Revenue (Order of St. Benedict Project) VRDO	0.030%	12/6/13 LOC	10,545	10,545
New Jersey Economic Development Authority
Revenue (Princeton Day School) VRDO	0.040%	12/6/13 LOC	5,000	5,000
New Jersey Economic Development Authority
Revenue (Ranney School Project) VRDO	0.040%	12/6/13 LOC	21,490	21,490
New Jersey Economic Development Authority
Revenue (School Facilities Construction) PUT	5.000%	9/1/14 (Prere.)	11,605	12,025
New Jersey Economic Development Authority
Revenue (United Methodist Homes)	6.250%	7/1/14 (Prere.)	5,800	6,112

New Jersey Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New Jersey Economic Development Authority
	Revenue Pollution Control Revenue
	(Exxon Project) VRDO	0.010%	12/2/13	1,900	1,900
	New Jersey Economic Development Authority
	Revenue (Trustees of the Lawrenceville School
	Project) VRDO	0.040%	12/2/13	7,000	7,000
	New Jersey Economic Development Authority
	Revenue (Trustees of the Lawrenceville School
	Project) VRDO	0.040%	12/2/13	8,050	8,050
	New Jersey Economic Development Authority
	School Revenue (Blair Academy Project) VRDO	0.030%	12/6/13 LOC	12,925	12,925
	New Jersey Economic Development Authority
	Transportation Project Sublease Revenue
	(New Jersey Transit Corp. Light Rail Transit
	System Project)	5.000%	5/1/14	15,000	15,302
	New Jersey Educational Facilities Authority
	Revenue (Institute for Advanced Studies) VRDO	0.030%	12/6/13	17,225	17,225
1	New Jersey Educational Facilities Authority
	Revenue (Institute for Advanced Studies) VRDO	0.030%	12/6/13	23,300	23,300
1	New Jersey Educational Facilities Authority
	Revenue (Institute for Defense Analyses) VRDO	0.050%	12/6/13 LOC	8,160	8,160
1	New Jersey Educational Facilities Authority
	Revenue (Princeton University) TOB VRDO	0.060%	12/6/13	2,165	2,165
	New Jersey Educational Facilities Authority
	Revenue (Ramapo College)	5.000%	7/1/14 (Prere.)	1,250	1,285
	New Jersey Educational Facilities Authority
	Revenue (Seton Hall University) VRDO	0.030%	12/6/13 LOC	14,310	14,310
	New Jersey Educational Facilities Authority
	Revenue (Stevens Institute of Technology)	5.375%	7/1/14 (Prere.)	2,500	2,572
1	New Jersey Environmental Infrastructure
	Trust Revenue TOB VRDO	0.040%	12/6/13	4,015	4,015
[1,3]	New Jersey GO	0.358%	12/2/13	60,000	60,005
1	New Jersey GO	0.359%	12/2/13	5,000	5,000
	New Jersey GO	4.000%	6/1/14	10,735	10,938
	New Jersey GO	5.250%	7/1/14	1,525	1,570
	New Jersey GO	5.000%	8/1/14	13,000	13,418
	New Jersey Health Care Facilities Financing
	Authority Revenue (AHS Hospital Corp.) VRDO	0.040%	12/6/13 LOC	26,285	26,285
	New Jersey Health Care Facilities Financing
	Authority Revenue (Hospital Capital Asset
	Pooled Program) VRDO	0.060%	12/6/13 LOC	6,000	6,000
	New Jersey Health Care Facilities Financing
	Authority Revenue (Hospital Capital Asset
	Pooled Program) VRDO	0.060%	12/6/13 LOC	19,000	19,000
	New Jersey Health Care Facilities Financing
	Authority Revenue (Hospital Capital Asset
	Pooled Program) VRDO	0.060%	12/6/13 LOC	25,000	25,000
	New Jersey Health Care Facilities Financing
	Authority Revenue (Hospital Capital Asset
	Pooled Program) VRDO	0.060%	12/6/13 LOC	24,550	24,550
	New Jersey Health Care Facilities Financing
	Authority Revenue (Meridian Health Systems)
	VRDO	0.040%	12/6/13 LOC	16,140	16,140
	New Jersey Health Care Facilities Financing
	Authority Revenue (MHAC I LLC) VRDO	0.030%	12/6/13 LOC	8,000	8,000

New Jersey Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University) VRDO	0.030%	12/6/13 LOC	6,000	6,000
2 New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University) VRDO	0.030%	12/6/13 LOC	15,000	15,000
New Jersey Health Care Facilities Financing
Authority Revenue (RWJ Health Care Corp.)
VRDO	0.040%	12/6/13 LOC	13,015	13,015
New Jersey Health Care Facilities Financing
Authority Revenue (Southern Ocean County
Hospital) VRDO	0.030%	12/6/13 LOC	6,000	6,000
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health) VRDO	0.060%	12/2/13 LOC	13,445	13,445
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health) VRDO	0.030%	12/6/13 LOC	12,655	12,655
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health) VRDO	0.030%	12/6/13 LOC	8,200	8,200
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health) VRDO	0.030%	12/6/13 LOC	14,000	14,000
1 New Jersey Higher Education Assistance
Authority Student Loan Revenue TOB VRDO	0.060%	12/6/13	5,080	5,080
New Jersey Highway Authority Revenue
(Garden State Parkway)	5.500%	1/1/14 (ETM)	9,800	9,844
New Jersey Housing & Mortgage Finance
Agency Multi-Family Housing Revenue VRDO	0.060%	12/6/13 LOC	6,830	6,830
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue VRDO	0.030%	12/6/13	12,050	12,050
2 New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue VRDO	0.030%	12/6/13	46,685	46,685
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue VRDO	0.050%	12/6/13	10,415	10,415
New Jersey Housing & Mortgage Finance Agency
Single Family Housing Revenue VRDO	0.060%	12/6/13	38,130	38,130
New Jersey Housing & Mortgage Finance Agency
Single Family Housing Revenue VRDO	0.070%	12/6/13	1,500	1,500
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/14 (Prere.)	1,350	1,385
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/14 (Prere.)	2,875	2,953
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/14 (Prere.)	2,500	2,567
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/14 (Prere.)	1,280	1,315
New Jersey Transportation Trust Fund Authority
Transportation System Revenue VRDO	0.060%	12/6/13 LOC	5,600	5,600
New Jersey Turnpike Authority Revenue VRDO	0.030%	12/6/13 LOC	38,000	38,000
1 Nuveen New Jersey Investment Quality
Municipal Fund VRDP VRDO	0.130%	12/6/13 LOC	38,300	38,300
Paramus Borough NJ BAN	1.000%	2/21/14	8,493	8,500
Port Authority of New York & New Jersey
Revenue CP	0.120%	3/11/14	9,230	9,230
1 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.060%	12/6/13	5,000	5,000

New Jersey Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.060%	12/6/13	7,770	7,770
1 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.070%	12/6/13	2,700	2,700
1 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.070%	12/6/13	3,500	3,500
1 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.070%	12/6/13	1,900	1,900
1 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.100%	12/6/13	8,000	8,000
1 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.100%	12/6/13	3,495	3,495
Princeton University New Jersey CP	0.080%	12/2/13	7,700	7,700
Princeton University New Jersey CP	0.090%	12/5/13	13,500	13,500
Princeton University New Jersey CP	0.080%	1/7/14	6,000	6,000
Princeton University New Jersey CP	0.090%	1/8/14	34,000	34,000
Princeton University New Jersey CP	0.100%	1/23/14	10,000	10,000
1 Rutgers State University New Jersey Revenue
TOB VRDO	0.050%	12/6/13	4,000	4,000
1 Rutgers State University New Jersey Revenue
TOB VRDO	0.050%	12/6/13	6,700	6,700
Rutgers State University New Jersey Revenue
VRDO	0.040%	12/2/13	54,635	54,635
Secaucus NJ BAN	1.000%	1/10/14	5,892	5,895
South Jersey Transportation Authority New
Jersey Transportation System Revenue VRDO	0.030%	12/6/13 LOC	13,940	13,940
Summit NJ BAN	2.000%	1/17/14	13,272	13,303
Union County NJ BAN	0.750%	6/27/14	68,000	68,224
Union County NJ Pollution Control Financing
Authority Revenue (Exxon Project) VRDO	0.010%	12/2/13	12,620	12,620
Union County NJ Pollution Control Financing
Authority Revenue (Exxon Project) VRDO	0.010%	12/2/13	25,495	25,495
1 Union County NJ Utilities Authority Revenue
TOB VRDO	0.070%	12/6/13	14,815	14,815
Wayne Township NJ BAN	1.000%	7/22/14	15,780	15,852
Wayne Township NJ GO	1.000%	2/15/14	1,325	1,327
West Orange Township NJ BAN	1.000%	10/21/14	8,186	8,230
				1,648,319
Puerto Rico (2.2%)
Puerto Rico Highway & Transportation
Authority Revenue VRDO	0.030%	12/6/13 LOC	31,635	31,635
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.375%	7/1/14 (Prere.)	5,000	5,149
				36,784
Total Tax-Exempt Municipal Bonds (Cost $1,685,103)				1,685,103

New Jersey Tax-Exempt Money Market Fund

Market
Value
($000)
Other Assets and Liabilities (-3.9%)
Other Assets	13,086
Liabilities	(77,062)
(63,976)
Net Assets (100%)
Applicable to 1,620,835,642 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,621,127
Net Asset Value Per Share	$1.00

At November 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,621,124
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	3
Net Assets	1,621,127

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the aggregate value of these securities was $295,810,000, representing 18.2% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2013.
3 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

New Jersey Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2013
($000)
Investment Income
Income
Interest	2,309
Total Income	2,309
Expenses
The Vanguard Group—Note B
Investment Advisory Services	423
Management and Administrative	1,757
Marketing and Distribution	454
Custodian Fees	24
Auditing Fees	23
Shareholders’ Reports	9
Trustees’ Fees and Expenses	2
Total Expenses	2,692
Expense Reduction—Note B	(621)
Net Expenses	2,071
Net Investment Income	238
Realized Net Gain (Loss) on Investment Securities Sold	21
Net Increase (Decrease) in Net Assets Resulting from Operations	259

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	238	637
Realized Net Gain (Loss)	21	(13)
Net Increase (Decrease) in Net Assets Resulting from Operations	259	624
Distributions
Net Investment Income	(238)	(637)
Realized Capital Gain	—	—
Total Distributions	(238)	(637)
Capital Share Transactions (at $1.00 per share)
Issued	1,111,779	977,679
Issued in Lieu of Cash Distributions	229	613
Redeemed	(1,232,421)	(1,185,336)
Net Increase (Decrease) from Capital Share Transactions	(120,413)	(207,044)
Total Increase (Decrease)	(120,392)	(207,057)
Net Assets
Beginning of Period	1,741,519	1,948,576
End of Period	1,621,127	1,741,519

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0004	.001	.001	.005
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0004	.001	.001	.005
Distributions
Dividends from Net Investment Income	(.0001)	(.0004)	(. 001)	(. 001)	(. 005)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.0004)	(. 001)	(. 001)	(. 005)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.04%	0.06%	0.11%	0.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,621	$1,742	$1,949	$2,206	$2,546
Ratio of Expenses to
Average Net Assets	0.12%[2]	0.16%	0.17%	0.17%	0.17%[3]
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.03%	0.07%	0.11%	0.46%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16%. See Note B in Notes to Financial Statements.
3 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009.

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard New Jersey Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2013, the fund had contributed capital of $187,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2013, Vanguard’s expenses were reduced by $621,000 (an effective annual rate of 0.04% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

New Jersey Tax-Exempt Money Market Fund

At November 30, 2013, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to November 30, 2013, that would require recognition or disclosure in these financial statements.

New Jersey Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VNJTX		VNJUX
Expense Ratio[1]	0.20%		0.12%
30-Day SEC Yield	3.25%		3.33%

Financial Attributes

		Barclays
		NJ	Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	412	1,333	46,517
Yield to Maturity
(before expenses)	3.4%	3.0%	3.1%
Average Coupon	4.5%	4.8%	4.9%
Average Duration	7.6 years	8.1 years	8.4 years
Average Effective
Maturity	7.6 years	7.0 years	7.1 years
Short-Term
Reserves	5.2%	—	—

Volatility Measures
	Barclays NJ	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.98	0.98
Beta	1.00	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	6.2%
1 - 3 Years	10.5
3 - 5 Years	8.8
5 - 10 Years	60.7
10 - 20 Years	10.2
20 - 30 Years	3.6

Distribution by Credit Quality (% of portfolio)

AAA	6.2%
AA	23.9
A	59.8
BBB	7.9
B	1.0
Not Rated	1.2

For information about these ratings, see the Glossary entry fo Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

New Jersey Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2003, Through November 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	New Jersey Long-Term Tax-Exempt
	Fund Investor Shares	-3.83%	5.55%	3.95%	$14,736
••••••••	Barclays NJ Municipal Bond Index	-3.31	6.16	4.56	15,615
– – – –	New Jersey Municipal Debt Funds

	Average	-6.12	6.18	3.49	14,098
	Barclays Municipal Bond Index	-3.51	6.26	4.40	15,385
New Jersey Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
New Jersey Long-Term Tax-Exempt Fund
Admiral Shares	-3.75%	5.64%	4.03%	$74,228
Barclays NJ Municipal Bond Index	-3.31	6.16	4.56	78,076
Barclays Municipal Bond Index	-3.51	6.26	4.40	76,924

See Financial Highlights for dividend and capital gains information.

New Jersey Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2003, Through November 30, 2013

				Barclays NJ
				Muni Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.56%	-1.23%	3.33%	4.19%
2005	4.42	-1.13	3.29	4.55
2006	4.61	2.40	7.01	6.85
2007	4.34	-2.30	2.04	2.15
2008	4.11	-7.60	-3.49	-2.61
2009	4.61	7.58	12.19	13.15
2010	4.11	-0.52	3.59	4.28
2011	4.24	1.30	5.54	5.85
2012	3.91	7.16	11.07	11.65
2013	3.41	-7.24	-3.83	-3.31

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	2/3/1988	-2.39%	5.33%	4.24%	-0.30%	3.94%
Admiral Shares	5/14/2001	-2.31	5.41	4.32	-0.30	4.02

New Jersey Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.9%)
New Jersey (99.7%)
Atlantic City NJ GO	5.000%	11/1/22	3,000	3,247
Atlantic County NJ Public Facilities COP	6.000%	3/1/15 (14)	1,480	1,579
Bayonne NJ GO	5.750%	7/1/35	7,500	7,970
Bernards Township NJ School District GO	4.000%	7/15/24	1,400	1,509
Burlington County NJ Bridge Commission
Revenue	5.000%	12/1/23	1,000	1,159
Burlington County NJ Bridge Commission
Revenue	5.000%	10/1/24	1,000	1,152
Burlington County NJ Bridge Commission
Revenue	5.000%	12/1/24	700	801
Burlington County NJ Bridge Commission
Revenue	5.000%	10/1/25	500	569
Burlington County NJ Bridge Commission
Revenue	5.000%	12/1/29	275	300
Burlington County NJ Bridge Commission
Revenue (Burlington County Solid Waste Project)	5.000%	10/1/26	2,100	2,353
Burlington County NJ Bridge Commission
Revenue (Burlington County Solid Waste Project)	5.000%	10/1/27	4,100	4,547
Camden County NJ Improvement Authority
Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.750%	2/15/42	12,500	12,430
Camden County NJ Improvement Authority
Lease Revenue (Rowan University School of
Osteopathic Medicine Project)	5.000%	12/1/32	4,000	4,134
1 Camden County NJ Improvement Authority
Revenue	5.000%	1/15/28	3,600	3,889
1 Camden County NJ Improvement Authority
Revenue	5.000%	1/15/29	3,225	3,456
Delaware River & Bay Authority Delaware
Revenue	5.000%	1/1/42	9,980	10,273
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.000%	7/1/21	1,040	1,200
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.000%	7/1/23	1,000	1,124
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.000%	7/1/24	1,200	1,335

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	4.000%	7/1/26	700	712
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.000%	7/1/26	1,000	1,096
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/21	3,050	3,297
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/26	4,335	4,373
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/27	2,660	2,645
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/28	6,000	6,378
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/29	4,000	4,225
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/30	5,000	5,257
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/35	9,060	9,386
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/40 (4)	1,000	1,025
East Brunswick Township NJ Board of
Education GO	5.000%	11/1/20	1,000	1,174
East Brunswick Township NJ Board of
Education GO	5.000%	11/1/21	1,125	1,312
East Brunswick Township NJ Board of
Education GO	5.000%	11/1/22	1,000	1,164
Essex County NJ Improvement Authority Revenue	5.500%	10/1/24 (14)	5,000	5,883
Garden State Preservation Trust New Jersey
Revenue (Open Space & Farmland Preservation)	0.000%	11/1/21 (4)	6,825	5,308
Garden State Preservation Trust New Jersey
Revenue (Open Space & Farmland Preservation)	5.000%	11/1/21	2,390	2,833
Garden State Preservation Trust New Jersey
Revenue (Open Space & Farmland Preservation)	5.250%	11/1/21 (4)	6,000	7,219
Garden State Preservation Trust New Jersey
Revenue (Open Space & Farmland Preservation)	0.000%	11/1/22 (4)	21,190	15,658
Garden State Preservation Trust New Jersey
Revenue (Open Space & Farmland Preservation)	5.750%	11/1/28 (4)	20,990	25,265
Gloucester County NJ Improvement Authority
Lease Revenue	5.000%	9/1/23	400	465
Gloucester County NJ Improvement Authority
Lease Revenue	5.000%	9/1/24	500	575
Gloucester County NJ Pollution Control
Financing Authority Revenue (ExxonMobil
Project) VRDO	0.010%	12/2/13	28,550	28,550
Gloucester Township NJ Municipal Utility
Authority Revenue	5.650%	3/1/18 (2)	1,695	1,846
Hillsborough Township NJ School District GO	5.375%	10/1/19 (4)	1,720	2,080
Hudson County NJ Improvement Authority
Lease Revenue	5.000%	4/1/24	1,070	1,180
Hudson County NJ Improvement Authority
Lease Revenue	5.000%	4/1/25	500	543
Hudson County NJ Improvement Authority
Lease Revenue	5.000%	4/1/26	790	852

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hudson County NJ Improvement Authority
Solid Waste Systems Revenue	5.750%	1/1/35	2,000	2,157
Hudson County NJ Improvement Authority
Solid Waste Systems Revenue	6.000%	1/1/40	3,000	3,261
Jersey City NJ GO	5.000%	3/1/19	1,550	1,777
Jersey City NJ GO	5.000%	3/1/22	1,750	1,988
Lenape NJ Regional High School District GO	4.000%	3/15/25	1,580	1,655
Mercer County NJ Improvement Authority
Revenue	5.000%	11/1/21	1,000	1,170
Mercer County NJ Improvement Authority
Revenue	5.000%	11/1/24	1,375	1,556
Middlesex County NJ COP	5.000%	10/15/23	1,455	1,646
Middlesex County NJ COP	5.000%	10/15/24	1,055	1,188
Middlesex County NJ COP	5.000%	10/15/25	1,155	1,290
Monmouth County NJ Improvement Authority
Lease Revenue (Brookdale Community College)	5.875%	8/1/31	1,000	1,128
Monmouth County NJ Improvement Authority
Lease Revenue (Brookdale Community College)	6.000%	8/1/38	3,900	4,414
Monmouth County NJ Improvement Authority
Revenue (Pooled Government Loan)	5.000%	12/1/13 (ETM)	10	10
Monmouth County NJ Improvement Authority
Revenue (Pooled Government Loan)	5.000%	12/1/14 (ETM)	20	21
Monmouth County NJ Improvement Authority
Revenue (Pooled Government Loan)	5.000%	12/1/16 (ETM)	5	6
Monmouth County NJ Improvement Authority
Revenue (Pooled Government Loan)	5.000%	12/1/23	1,400	1,671
Monmouth County NJ Improvement Authority
Revenue (Pooled Government Loan)	5.000%	12/1/25	445	530
Monroe Township NJ Board of Education GO	5.000%	8/1/26	1,500	1,662
Morris County NJ Improvement Authority
School District Revenue (Morris Hills
Regional District Project)	5.000%	10/1/24	1,970	2,295
Morris County NJ Improvement Authority
School District Revenue (Morris Hills
Regional District Project)	5.000%	10/1/25	1,000	1,151
Morris County NJ Improvement Authority
School District Revenue (Morris Hills
Regional District Project)	5.000%	10/1/26	1,200	1,367
Morris County NJ Improvement Authority
School District Revenue (Morris Hills
Regional District Project)	5.000%	10/1/27	1,090	1,231
Morris County NJ Improvement Authority
School District Revenue (Morris Hills
Regional District Project)	5.000%	10/1/28	1,000	1,120
Morris County NJ Improvement Authority
School District Revenue (Morris Hills
Regional District Project)	5.000%	10/1/29	1,235	1,374
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/18	1,250	1,430
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/19	865	992
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/20	1,605	1,830
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/21	1,000	1,135
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/22	1,880	2,123
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/24	1,035	1,138
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/25	615	667

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/28	465	495
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/30	570	598
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/31	600	625
New Jersey Casino Reinvestment Development
Authority Revenue (Hotel Room Fee)	5.250%	1/1/20 (2)	2,945	3,070
New Jersey Casino Reinvestment Development
Authority Revenue (Hotel Room Fee)	5.250%	1/1/21 (2)	6,255	6,502
New Jersey Casino Reinvestment Development
Authority Revenue (Hotel Room Fee)	5.250%	1/1/22 (2)	5,585	5,791
New Jersey Casino Reinvestment Development
Authority Revenue (Parking Fee)	5.250%	6/1/21 (14)	3,000	3,092
New Jersey Economic Development Authority
Lease Revenue (Rutgers State University)	5.000%	6/15/29	2,250	2,464
New Jersey Economic Development Authority
Lease Revenue (Rutgers State University)	5.000%	6/15/38	4,000	4,230
New Jersey Economic Development Authority
Lease Revenue (Rutgers State University)	5.000%	6/15/46	10,475	10,892
New Jersey Economic Development Authority
Retirement Community Revenue (Seabrook
Village Inc.)	5.250%	11/15/36	935	832
New Jersey Economic Development Authority
Revenue (Bayonne/IMTT Project) VRDO	0.050%	12/2/13 LOC	6,000	6,000
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/18	1,030	1,151
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/23	8,500	9,142
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/24	5,500	5,808
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/25	5,990	6,250
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/26	2,500	2,583
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/28	2,000	2,011
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/29	1,400	1,384
New Jersey Economic Development Authority
Revenue (El Dorado Terminals Co. Project)
VRDO	0.050%	12/2/13 LOC	1,300	1,300
New Jersey Economic Development Authority
Revenue (Motor Vehicle Surcharges)	5.250%	7/1/24 (14)	6,000	6,854
New Jersey Economic Development Authority
Revenue (Motor Vehicle Surcharges)	5.250%	7/1/25 (14)	14,000	15,846
New Jersey Economic Development Authority
Revenue (Motor Vehicle Surcharges)	5.250%	7/1/26 (14)	2,500	2,812
New Jersey Economic Development Authority
Revenue (Motor Vehicle Surcharges)	5.250%	7/1/31 (14)	17,675	18,010
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.125%	3/1/15 (Prere.)	9,500	10,081
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.125%	3/1/15 (Prere.)	1,000	1,061
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.125%	3/1/15 (Prere.)	8,000	8,489

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	3/1/15 (Prere.)	9,500	10,096
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	9/1/15 (Prere.)	3,480	3,766
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	9/1/18	2,500	2,901
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	9/1/18 (14)	3,000	3,549
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/19	3,000	3,517
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	12/15/19	2,100	2,439
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	12/15/19 (2)	1,550	1,844
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	9/1/21	2,500	2,938
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/22	4,115	4,702
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/23	3,500	3,947
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.750%	9/1/23	3,000	3,473
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/24	11,650	13,081
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/24	375	419
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/25	3,460	3,829
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/26	10,000	10,973
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/26	3,000	3,294
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/27	5,000	5,410
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/28	24,965	26,719
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	9/1/28 (14)	2,165	2,464
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/29	7,000	7,420
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	9/1/29 (14)	7,055	7,964
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	12/15/29	11,520	12,437
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/30	6,360	6,705
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/30	9,625	10,142
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	9/1/30	4,065	4,276
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	12/15/31	7,105	7,444
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/32	1,005	1,043

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	12/15/32	3,780	3,938
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	9/1/34	8,000	8,324
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/35	6,095	6,238
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/38	5,000	5,085
New Jersey Economic Development Authority
Revenue (School Facilities Construction) PUT	5.000%	9/1/15 (Prere.)	5,000	5,411
New Jersey Economic Development Authority
Revenue (School Facilities Construction) PUT	5.000%	9/1/15 (Prere.)	26,625	28,811
2 New Jersey Economic Development Authority
Revenue (School Facilities Construction)
TOB VRDO	0.170%	12/6/13 (12)	1,235	1,235
New Jersey Economic Development Authority
Revenue (St. Barnabas Project)	0.000%	7/1/14 (14)	4,210	4,137
New Jersey Economic Development Authority
Revenue Pollution Control Revenue (Exxon
Project) VRDO	0.010%	12/2/13	800	800
New Jersey Economic Development Authority
Revenue (Provident Group-Montclair Properties
LLC - Montclair State University Student
Housing Project)	5.000%	6/1/18	1,390	1,530
New Jersey Economic Development Authority
Revenue (Provident Group-Montclair Properties
LLC - Montclair State University Student
Housing Project)	5.375%	6/1/25	1,340	1,422
New Jersey Economic Development Authority
Revenue (Provident Group-Montclair Properties
LLC - Montclair State University Student
Housing Project)	5.750%	6/1/31	1,000	1,051
New Jersey Economic Development Authority
Revenue (Provident Group-Montclair Properties
LLC - Montclair State University Student
Housing Project)	5.875%	6/1/42	8,000	8,373
New Jersey Economic Development Authority
Revenue (Trustees of the Lawrenceville School
Project) VRDO	0.040%	12/2/13	14,200	14,200
New Jersey Economic Development Authority
Revenue (Trustees of the Lawrenceville School
Project) VRDO	0.040%	12/2/13	14,400	14,400
New Jersey Economic Development Authority
Transportation Project Sublease Revenue
(New Jersey Transit Corp. Light Rail Transit
System Project)	5.000%	5/1/18	6,260	7,225
New Jersey Economic Development Authority
Transportation Project Sublease Revenue
(New Jersey Transit Corp. Light Rail Transit
System Project)	5.000%	5/1/19	2,580	2,980
New Jersey Educational Facilities Authority
Revenue (College of New Jersey)	5.000%	7/1/14 (4)	3,180	3,270
New Jersey Educational Facilities Authority
Revenue (College of New Jersey)	5.000%	7/1/16 (4)	4,410	4,894

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Educational Facilities Authority
Revenue (College of New Jersey)	5.000%	7/1/17	1,335	1,519
New Jersey Educational Facilities Authority
Revenue (College of New Jersey)	5.000%	7/1/18	1,000	1,157
New Jersey Educational Facilities Authority
Revenue (College of New Jersey)	5.000%	7/1/19	1,105	1,285
New Jersey Educational Facilities Authority
Revenue (Drew University)	5.250%	7/1/20 (14)	2,060	2,302
New Jersey Educational Facilities Authority
Revenue (Fairleigh Dickinson University)	5.500%	7/1/23	2,750	2,773
New Jersey Educational Facilities Authority
Revenue (Georgian Court University)	5.000%	7/1/33	1,000	994
New Jersey Educational Facilities Authority
Revenue (Higher Education Trust Fund)	5.000%	9/1/19 (4)	5,000	5,372
New Jersey Educational Facilities Authority
Revenue (Higher Education Trust Fund)	5.000%	9/1/20 (4)	5,015	5,179
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.000%	7/1/20 (14)	2,585	2,845
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.000%	7/1/21 (14)	3,025	3,329
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.000%	7/1/24 (14)(3)	3,000	3,273
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.250%	9/1/29	2,980	3,181
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.500%	9/1/36	5,000	5,279
New Jersey Educational Facilities Authority
Revenue (Montclair State University)	5.000%	7/1/15 (Prere.)	4,700	5,051
New Jersey Educational Facilities Authority
Revenue (Montclair State University)	5.000%	7/1/27 (2)	5,000	5,328
New Jersey Educational Facilities Authority
Revenue (New Jersey Institute of Technology)	5.000%	7/1/20	2,725	3,163
New Jersey Educational Facilities Authority
Revenue (New Jersey Institute of Technology)	5.000%	7/1/21	2,635	2,994
New Jersey Educational Facilities Authority
Revenue (New Jersey Institute of Technology)	5.000%	7/1/31	1,000	1,039
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/20	6,020	7,063
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/27	5,000	5,671
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/30	4,090	4,556
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/34	2,000	2,184
New Jersey Educational Facilities Authority
Revenue (Princeton University)	4.500%	7/1/35	7,400	7,526
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/35	2,000	2,173
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/39	3,000	3,227
New Jersey Educational Facilities Authority
Revenue (Ramapo College)	5.000%	7/1/29	1,430	1,517
New Jersey Educational Facilities Authority
Revenue (Ramapo College)	5.000%	7/1/30	1,500	1,579

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Educational Facilities Authority
Revenue (Ramapo College)	5.000%	7/1/31	1,575	1,650
New Jersey Educational Facilities Authority
Revenue (Ramapo College)	5.000%	7/1/37	2,065	2,117
New Jersey Educational Facilities Authority
Revenue (Ramapo College)	5.000%	7/1/42	2,390	2,437
New Jersey Educational Facilities Authority
Revenue (Richard Stockton College)	5.375%	7/1/38	8,395	8,886
New Jersey Educational Facilities Authority
Revenue (Rowan University)	5.000%	7/1/24 (14)	2,200	2,416
New Jersey Educational Facilities Authority
Revenue (Seton Hall University)	5.000%	7/1/33	1,000	1,041
New Jersey Educational Facilities Authority
Revenue (Seton Hall University)	5.000%	7/1/38	1,200	1,242
New Jersey Educational Facilities Authority
Revenue (Seton Hall University)	5.000%	7/1/43	1,500	1,522
New Jersey Educational Facilities Authority
Revenue (University Medical & Dentistry)	6.250%	12/1/18 (ETM)	420	521
New Jersey Educational Facilities Authority
Revenue (University Medical & Dentistry)	6.500%	6/1/19 (Prere.)	1,430	1,802
New Jersey Educational Facilities Authority
Revenue (University Medical & Dentistry)	7.125%	6/1/19 (Prere.)	65	84
New Jersey Educational Facilities Authority
Revenue (University Medical & Dentistry)	7.500%	6/1/19 (Prere.)	7,250	9,518
New Jersey Environmental Infrastructure Trust	5.000%	9/1/19 (Prere.)	180	211
New Jersey Environmental Infrastructure Trust	5.000%	9/1/28	4,095	4,485
New Jersey Environmental Infrastructure Trust
Revenue	5.000%	9/1/19 (Prere.)	135	161
New Jersey Equipment Lease Purchase COP	5.000%	6/15/23	3,000	3,229
New Jersey GO	5.000%	8/15/19	5,000	5,931
New Jersey GO	5.000%	6/1/20	915	1,059
New Jersey Health Care Facilities Financing
Authority Department of Human Services
Lease Revenue (Greystone Park Psychiatric
Hospital Project)	5.000%	9/15/23	8,580	9,436
New Jersey Health Care Facilities Financing
Authority Department of Human Services
Lease Revenue (Greystone Park Psychiatric
Hospital Project)	5.000%	9/15/27	13,165	13,869
New Jersey Health Care Facilities Financing
Authority Department of Human Services
Lease Revenue (Marlboro Psychiatric
Hospital Project)	5.000%	9/15/33	5,085	5,112
New Jersey Health Care Facilities Financing
Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/14	7,695	7,901
New Jersey Health Care Facilities Financing
Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/15	5,000	5,335
New Jersey Health Care Facilities Financing
Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/18	4,095	4,686
New Jersey Health Care Facilities Financing
Authority Revenue (AHS Hospital Corp.)	6.000%	7/1/41	1,500	1,687
New Jersey Health Care Facilities Financing
Authority Revenue (Atlanticare Regional
Medical Center)	5.000%	7/1/23	2,675	2,812

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing
Authority Revenue (Atlanticare Regional
Medical Center)	5.000%	7/1/26	2,780	2,894
New Jersey Health Care Facilities Financing
Authority Revenue (Atlanticare Regional
Medical Center)	5.000%	7/1/37	10,000	10,167
New Jersey Health Care Facilities Financing
Authority Revenue (Barnabas Health)	5.000%	7/1/18	1,750	1,961
New Jersey Health Care Facilities Financing
Authority Revenue (Barnabas Health)	5.000%	7/1/19	2,000	2,233
New Jersey Health Care Facilities Financing
Authority Revenue (Barnabas Health)	5.000%	7/1/22	750	819
New Jersey Health Care Facilities Financing
Authority Revenue (Barnabas Health)	5.000%	7/1/23	2,600	2,818
New Jersey Health Care Facilities Financing
Authority Revenue (Barnabas Health)	5.000%	7/1/24	4,400	4,717
New Jersey Health Care Facilities Financing
Authority Revenue (Barnabas Health)	5.000%	7/1/25	6,680	7,047
New Jersey Health Care Facilities Financing
Authority Revenue (Children’s Specialized
Hospital)	5.000%	7/1/18	1,000	1,044
New Jersey Health Care Facilities Financing
Authority Revenue (Children’s Specialized
Hospital)	5.500%	7/1/30	3,055	3,084
New Jersey Health Care Facilities Financing
Authority Revenue (Children’s Specialized
Hospital)	5.500%	7/1/36	6,800	6,839
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.000%	1/1/17	1,250	1,368
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.000%	1/1/19	2,170	2,417
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.000%	1/1/20	3,000	3,330
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.125%	1/1/21	15,000	16,062
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.000%	1/1/22	3,500	3,746
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.000%	1/1/28	3,500	3,566
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.000%	1/1/34	2,000	2,000
New Jersey Health Care Facilities Financing
Authority Revenue (Holy Name Medical Center)	5.000%	7/1/25	3,215	3,247
New Jersey Health Care Facilities Financing
Authority Revenue (Hospital Asset
Transformation Program)	5.500%	10/1/23	10,000	11,478

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing
Authority Revenue (Hospital Asset
Transformation Program)	5.750%	10/1/31	1,500	1,668
New Jersey Health Care Facilities Financing
Authority Revenue (Hunterdon Medical Center)	5.250%	7/1/25	1,200	1,298
New Jersey Health Care Facilities Financing
Authority Revenue (Kennedy Health Systems)	5.000%	7/1/31	2,250	2,302
New Jersey Health Care Facilities Financing
Authority Revenue (Kennedy Health Systems)	5.000%	7/1/37	4,960	4,912
New Jersey Health Care Facilities Financing
Authority Revenue (Kennedy Health Systems)	5.000%	7/1/42	1,750	1,696
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/17	2,000	2,240
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/23	1,500	1,659
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/23	1,000	1,107
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/24	5,000	5,463
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/25	2,000	2,156
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/25	1,250	1,347
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/26	2,000	2,126
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/27	2,635	2,762
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/27	1,310	1,379
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/32	2,000	2,035
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health Systems)	5.000%	7/1/38 (12)	4,270	4,329
2 New Jersey Health Care Facilities Financing
Authority Revenue (Meridian V) TOB VRDO	0.200%	12/6/13 (12)	4,635	4,635
New Jersey Health Care Facilities Financing
Authority Revenue (Palisades Medical Center
Obligated Group)	5.000%	7/1/26	2,045	2,031
New Jersey Health Care Facilities Financing
Authority Revenue (Palisades Medical Center
Obligated Group)	5.250%	7/1/31	2,000	1,931
New Jersey Health Care Facilities Financing
Authority Revenue (Palisades Medical Center
Obligated Group)	5.500%	7/1/43	3,500	3,319

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University)	5.000%	7/1/31	5,000	5,086
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University)	5.250%	7/1/35	7,000	7,202
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University)	5.500%	7/1/43	8,000	8,277
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University) VRDO	0.030%	12/6/13 LOC	2,000	2,000
New Jersey Health Care Facilities Financing
Authority Revenue (South Jersey Hospital)	5.000%	7/1/36	5,000	4,973
New Jersey Health Care Facilities Financing
Authority Revenue (St. Barnabas Health
Care System)	5.000%	7/1/16	1,500	1,631
New Jersey Health Care Facilities Financing
Authority Revenue (St. Barnabas Health
Care System)	0.000%	7/1/21 (ETM)	1,260	1,046
New Jersey Health Care Facilities Financing
Authority Revenue (St. Barnabas Health
Care System)	5.000%	7/1/24	2,000	2,130
New Jersey Health Care Facilities Financing
Authority Revenue (St. Barnabas Health
Care System)	5.000%	7/1/29	1,000	1,004
New Jersey Health Care Facilities Financing
Authority Revenue (St. Barnabas Health
Care System)	5.625%	7/1/32	2,000	2,075
New Jersey Health Care Facilities Financing
Authority Revenue (St. Barnabas Health
Care System)	5.625%	7/1/37	2,600	2,664
New Jersey Health Care Facilities Financing
Authority Revenue (St. Joseph’s Healthcare
System)	6.625%	7/1/38	1,000	1,008
New Jersey Health Care Facilities Financing
Authority Revenue (St. Lukes Warren Hospital
Obligated Group)	4.500%	8/15/43	15,000	13,295
1 New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.000%	7/1/23	2,390	2,669
1 New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.000%	7/1/24	3,120	3,451
1 New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.000%	7/1/25	3,470	3,780
1 New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.000%	7/1/26	7,600	8,183
1 New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.000%	7/1/27	4,000	4,251
1 New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.000%	7/1/28	3,000	3,160
1 New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.000%	7/1/29	2,410	2,525
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	6.000%	7/1/29 (12)	1,000	1,005

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.750%	7/1/33	3,000	3,170
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.500%	7/1/38 (12)	3,000	3,091
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health) VRDO	0.050%	12/2/13 LOC	1,335	1,335
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health) VRDO	0.060%	12/2/13 LOC	600	600
New Jersey Higher Education Assistance
Authority Student Loan Revenue	4.750%	12/1/21	4,675	5,020
New Jersey Higher Education Assistance
Authority Student Loan Revenue	5.000%	12/1/25	1,400	1,463
New Jersey Higher Education Assistance
Authority Student Loan Revenue	5.000%	12/1/26	1,400	1,454
New Jersey Higher Education Assistance
Authority Student Loan Revenue	5.625%	6/1/30	5,000	5,284
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue	4.250%	10/1/32	4,320	4,572
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue	6.500%	10/1/38	1,365	1,385
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue VRDO	0.030%	12/6/13	7,000	7,000
New Jersey Institute of Technology Revenue	5.000%	7/1/32	1,500	1,571
New Jersey Institute of Technology Revenue	5.000%	7/1/42	5,000	5,112
New Jersey Sports & Exposition Authority
Revenue	5.500%	3/1/17 (ETM)	250	289
New Jersey Sports & Exposition Authority
Revenue	5.500%	3/1/17 (ETM)	385	444
New Jersey Sports & Exposition Authority
Revenue	5.500%	3/1/17 (14)	5,120	5,834
New Jersey Sports & Exposition Authority
Revenue (Convention Center Luxury Tax)	5.500%	3/1/21 (14)	3,000	3,426
New Jersey Sports & Exposition Authority
Revenue (Convention Center Luxury Tax)	5.500%	3/1/22 (14)	1,120	1,280
New Jersey Transportation Corp. COP	5.500%	9/15/15 (2)	15,000	16,244
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/15 (ETM)	5,000	5,382
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	12/15/18 (Prere.)	1,740	2,147
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.750%	6/15/20	5,000	6,018
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	12/15/20	6,500	7,579
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	12/15/22	2,500	2,899
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.750%	6/15/23 (14)	5,750	6,805
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/23	3,900	2,563
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/24	2,500	2,776
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.750%	6/15/24 (14)	4,900	5,829

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/25	4,500	4,934
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.750%	6/15/25 (14)	7,000	8,305
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/26	6,000	3,242
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/27	5,000	5,337
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/27	11,245	12,140
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.125%	6/15/28	5,245	5,598
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/28	13,000	6,121
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/28	8,855	4,170
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/29	2,785	2,956
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/29	7,360	3,235
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/30	3,065	3,247
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/30	10,000	4,080
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/31	5,395	5,694
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/31	1,500	1,601
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.500%	6/15/31	6,000	6,464
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/31	13,500	5,116
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/32	10,000	10,351
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/32	10,000	3,558
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	12/15/32 (2)	19,985	21,063
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/33	9,500	9,800
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/33	5,000	1,672
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/33	3,000	1,003
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/34	8,210	2,568
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	6/15/35	4,000	4,418
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/35	6,000	1,734
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/36	11,675	3,147
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/37	1,165	293

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/38	27,105	27,557
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/38	6,500	1,534
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/38	15,000	3,539
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.500%	12/15/38 (12)	6,900	7,431
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	12/15/38	3,360	3,772
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.500%	6/15/39	5,400	5,738
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/39	15,150	3,349
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/40	4,500	934
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.500%	6/15/41	10,000	10,445
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/42	17,750	17,939
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/42	13,545	13,704
New Jersey Turnpike Authority Revenue	5.000%	1/1/15 (Prere.)	16,000	16,831
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	1,560	1,758
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	13,735	14,322
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (14)(ETM)	6,720	7,575
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (14)	8,335	9,353
New Jersey Turnpike Authority Revenue	5.250%	1/1/26 (4)	4,000	4,621
New Jersey Turnpike Authority Revenue	5.000%	1/1/32	8,500	8,929
New Jersey Turnpike Authority Revenue	5.000%	1/1/33	6,000	6,267
New Jersey Turnpike Authority Revenue	5.000%	1/1/33	8,500	8,898
New Jersey Turnpike Authority Revenue	5.000%	1/1/35	6,400	6,620
New Jersey Turnpike Authority Revenue	5.000%	1/1/35	5,000	5,181
New Jersey Turnpike Authority Revenue	5.000%	1/1/36	3,500	3,619
New Jersey Turnpike Authority Revenue	5.000%	1/1/38	37,000	38,145
New Jersey Turnpike Authority Revenue	5.250%	1/1/40	21,285	22,229
New Jersey Turnpike Authority Revenue	5.000%	1/1/43	9,650	9,845
Newark NJ GO	5.375%	12/15/13 (14)	2,000	2,005
North Hudson NJ Sewerage Authority Revenue	5.000%	6/1/42	5,070	5,137
Ocean County NJ GO	5.000%	6/1/24	1,440	1,673
Ocean County NJ Utility Authority Wastewater
Revenue	6.600%	1/1/18 (ETM)	1,920	2,168
Passaic County NJ Improvement Authority
Lease Revenue (Preakness Healthcare
Center Expansion Project)	5.000%	5/1/24	2,610	2,870
Passaic County NJ Improvement Authority
Lease Revenue (Preakness Healthcare
Center Expansion Project)	5.000%	5/1/25	2,740	2,990
Passaic County NJ Improvement Authority
Lease Revenue (Preakness Healthcare
Center Expansion Project)	5.000%	5/1/26	2,885	3,109
Passaic Valley NJ Sewage Commissioners
Sewer System Revenue	5.750%	12/1/19	1,680	1,991

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Passaic Valley NJ Sewage Commissioners
Sewer System Revenue	5.750%	12/1/20	1,450	1,707
Passaic Valley NJ Sewage Commissioners
Sewer System Revenue	5.750%	12/1/21	3,500	4,109
Port Authority of New York &
New Jersey Revenue	5.000%	12/1/25	3,000	3,384
Port Authority of New York &
New Jersey Revenue	5.375%	3/1/28	1,280	1,477
Port Authority of New York &
New Jersey Revenue	4.500%	7/15/28	4,000	4,073
Port Authority of New York &
New Jersey Revenue	5.000%	3/1/29	4,500	4,823
Port Authority of New York &
New Jersey Revenue	5.000%	7/15/31	5,140	5,433
Port Authority of New York &
New Jersey Revenue	5.000%	7/15/31	3,395	3,577
Port Authority of New York &
New Jersey Revenue	5.000%	7/15/32	3,500	3,673
Port Authority of New York &
New Jersey Revenue	5.000%	10/15/32	6,625	7,122
Port Authority of New York &
New Jersey Revenue	4.750%	7/15/33	3,500	3,585
Port Authority of New York &
New Jersey Revenue	5.000%	10/15/33	1,250	1,338
Port Authority of New York &
New Jersey Revenue	5.000%	12/1/34	7,000	7,418
Port Authority of New York &
New Jersey Revenue	5.000%	7/15/35	6,500	6,752
Port Authority of New York &
New Jersey Revenue	5.000%	9/15/36	3,400	3,596
Port Authority of New York &
New Jersey Revenue	5.000%	12/1/38	12,250	12,799
Port Authority of New York &
New Jersey Revenue	5.000%	5/1/39	6,600	6,912
Port Authority of New York &
New Jersey Revenue	5.000%	7/15/39	16,250	16,738
Port Authority of New York &
New Jersey Revenue	5.000%	10/15/39	4,000	4,166
Port Authority of New York &
New Jersey Revenue	5.000%	1/15/41	16,065	16,549
Port Authority of New York &
New Jersey Special Obligation
Revenue (John F. Kennedy
International Air Terminal LLC)	5.500%	12/1/31	5,000	5,197
Port Authority of New York &
New Jersey Special Obligation
Revenue (John F. Kennedy
International Air Terminal LLC)	6.000%	12/1/36	3,000	3,225
Port Authority of New York &
New Jersey Special Obligation
Revenue (John F. Kennedy
International Air Terminal LLC)	6.000%	12/1/42	5,000	5,344
River Dell NJ Regional School District GO	4.000%	3/1/23	500	539
River Dell NJ Regional School District GO	4.000%	3/1/24	890	948

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rutgers State University New Jersey Revenue	5.000%	5/1/26	6,405	7,214
Rutgers State University New Jersey Revenue	5.000%	5/1/28	4,000	4,409
Rutgers State University New Jersey Revenue	5.000%	5/1/29	1,110	1,188
Rutgers State University New Jersey Revenue	5.000%	5/1/30	5,000	5,451
Rutgers State University New Jersey Revenue	5.000%	5/1/33	10,000	10,738
Rutgers State University New Jersey Revenue	5.000%	5/1/36	3,000	3,178
Rutgers State University New Jersey Revenue	5.000%	5/1/38	5,460	5,740
Rutgers State University New Jersey Revenue	5.000%	5/1/43	19,090	19,890
Rutgers State University New Jersey Revenue
VRDO	0.040%	12/2/13	4,745	4,745
Rutgers State University New Jersey Revenue
VRDO	0.050%	12/2/13	400	400
South Jersey Transportation Authority
New Jersey Transportation System Revenue	5.000%	11/1/20	2,145	2,450
South Jersey Transportation Authority
New Jersey Transportation System Revenue	5.000%	11/1/21	3,000	3,396
South Jersey Transportation Authority
New Jersey Transportation System Revenue	5.000%	11/1/22	2,780	3,124
South Jersey Transportation Authority
New Jersey Transportation System Revenue	5.000%	11/1/25	4,000	4,285
South Jersey Transportation Authority
New Jersey Transportation System Revenue	5.000%	11/1/26	5,000	5,304
South Jersey Transportation Authority
New Jersey Transportation System Revenue	5.000%	11/1/27	2,960	3,113
South Jersey Transportation Authority
New Jersey Transportation System Revenue	5.000%	11/1/28	2,435	2,538
South Jersey Transportation Authority
New Jersey Transportation System Revenue	5.000%	11/1/29	2,000	2,059
Tobacco Settlement Financing Corp.
New Jersey Revenue	4.500%	6/1/23	15,000	13,847
Tobacco Settlement Financing Corp.
New Jersey Revenue	4.625%	6/1/26	5,030	4,277
Union County NJ Improvement Authority
Lease Revenue (Family Court Building Project)	5.000%	5/1/42	5,000	5,234
Union County NJ Pollution Control Financing
Authority Revenue (Exxon Project) VRDO	0.010%	12/2/13	3,200	3,200
Union County NJ Utilities Authority Revenue	5.000%	6/15/41	4,000	4,155
University of Medicine & Dentistry
New Jersey COP	5.250%	6/15/14 (Prere.)	2,420	2,487
University of Medicine & Dentistry
New Jersey COP	5.250%	6/15/14 (Prere.)	1,975	2,030
University of Medicine & Dentistry
New Jersey COP	5.250%	6/15/14 (Prere.)	2,185	2,246
West Deptford Township NJ GO	5.000%	7/1/22 (4)	1,555	1,750
West Deptford Township NJ GO	5.000%	7/1/23 (4)	1,035	1,163
				1,887,748
Puerto Rico (0.5%)
2 Puerto Rico Aqueduct & Sewer Authority
Revenue TOB VRDO	0.350%	12/6/13 (12)	9,500	9,500
Puerto Rico Public Finance Corp. Revenue	6.000%	8/1/26 (ETM)	720	888
				10,388

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Virgin Islands (0.4%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/14 (Prere.)	3,390	3,534
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/24	3,000	3,180
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/25	1,500	1,524
				8,238
Guam (0.3%)
1 Guam Government Waterworks Authority
Water & Waste Water System Revenue	5.500%	7/1/43	5,000	4,850
Total Tax-Exempt Municipal Bonds (Cost $1,889,303)				1,911,224
Other Assets and Liabilities (-0.9%)
Other Assets				30,616
Liabilities				(47,561)
				(16,945)
Net Assets (100%)				1,894,279

At November 30, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,869,589
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				2,769
Unrealized Appreciation (Depreciation)				21,921
Net Assets				1,894,279

Investor Shares—Net Assets
Applicable to 21,092,779 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				245,952
Net Asset Value Per Share—Investor Shares				$11.66

Admiral Shares—Net Assets
Applicable to 141,360,199 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,648,327
Net Asset Value Per Share—Admiral Shares				$11.66

• See Note A in Notes to Financial Statements.
1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2013.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the aggregate value of these securities was $15,370,000, representing 0.8% of net assets.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

New Jersey Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2013
($000)
Investment Income
Income
Interest	77,091
Total Income	77,091
Expenses
The Vanguard Group—Note B
Investment Advisory Services	155
Management and Administrative—Investor Shares	448
Management and Administrative—Admiral Shares	1,628
Marketing and Distribution—Investor Shares	67
Marketing and Distribution—Admiral Shares	285
Custodian Fees	29
Auditing Fees	29
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	2
Total Expenses	2,653
Net Investment Income	74,438
Realized Net Gain (Loss)
Investment Securities Sold	25,288
Futures Contracts	6
Options on Futures Contracts	(10)
Realized Net Gain (Loss)	25,284
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(182,287)
Futures Contracts	6
Change in Unrealized Appreciation (Depreciation)	(182,281)
Net Increase (Decrease) in Net Assets Resulting from Operations	(82,559)

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	74,438	75,692
Realized Net Gain (Loss)	25,284	14,329
Change in Unrealized Appreciation (Depreciation)	(182,281)	127,698
Net Increase (Decrease) in Net Assets Resulting from Operations	(82,559)	217,719
Distributions
Net Investment Income
Investor Shares	(9,881)	(10,969)
Admiral Shares	(64,557)	(64,723)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(74,438)	(75,692)
Capital Share Transactions
Investor Shares	(35,306)	(12,060)
Admiral Shares	(90,637)	104,271
Net Increase (Decrease) from Capital Share Transactions	(125,943)	92,211
Total Increase (Decrease)	(282,940)	234,238
Net Assets
Beginning of Period	2,177,219	1,942,981
End of Period	1,894,279	2,177,219

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.57	$11.73	$11.58	$11.64	$10.82
Investment Operations
Net Investment Income	. 433.439		.471	.476	.477
Net Realized and Unrealized Gain (Loss)
on Investments	(.910)	.840	.150	(.060)	.820
Total from Investment Operations	(.477)	1.279	.621	.416	1.297
Distributions
Dividends from Net Investment Income	(.433)	(.439)	(.471)	(.476)	(.477)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.433)	(.439)	(.471)	(.476)	(.477)
Net Asset Value, End of Period	$11.66	$12.57	$11.73	$11.58	$11.64

Total Return[1]	-3.83%	11.07%	5.54%	3.59%	12.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$246	$303	$294	$361	$473
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.60%	3.62%	4.11%	4.06%	4.22%
Portfolio Turnover Rate	35%	17%	12%	17%	22%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.57	$11.73	$11.58	$11.64	$10.82
Investment Operations
Net Investment Income	. 442.449		.480	.485	.487
Net Realized and Unrealized Gain (Loss)
on Investments	(.910)	.840	.150	(.060)	.820
Total from Investment Operations	(.468)	1.289	.630	.425	1.307
Distributions
Dividends from Net Investment Income	(.442)	(. 449)	(.480)	(.485)	(. 487)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.442)	(. 449)	(.480)	(.485)	(. 487)
Net Asset Value, End of Period	$11.66	$12.57	$11.73	$11.58	$11.64

Total Return	-3.75%	11.15%	5.62%	3.68%	12.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,648	$1,874	$1,649	$1,718	$1,560
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.68%	3.70%	4.19%	4.14%	4.30%
Portfolio Turnover Rate	35%	17%	12%	17%	22%

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard New Jersey Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund may use futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2013, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at November 30, 2013.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an

New Jersey Long-Term Tax-Exempt Fund

asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended November 30, 2013, the fund’s average value of options purchased and options written represented less than 1% and 0% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at November 30, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2013, the fund had contributed capital of $218,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 2 inputs.

New Jersey Long-Term Tax-Exempt Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $225,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $20,927,000 to offset taxable capital gains realized during the year ended November 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at November 30, 2013, the fund had $204,000 of short-term capital gains and $3,291,000 of long-term capital gains available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At November 30, 2013, the cost of investment securities for tax purposes was $1,890,029,000. Net unrealized appreciation of investment securities for tax purposes was $21,195,000, consisting of unrealized gains of $56,073,000 on securities that had risen in value since their purchase and $34,878,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2013, the fund purchased $673,422,000 of investment securities and sold $776,964,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	55,137	4,561	71,845	5,850
Issued in Lieu of Cash Distributions	7,984	667	8,773	716
Redeemed	(98,427)	(8,224)	(92,678)	(7,585)
Net Increase (Decrease)—Investor Shares	(35,306)	(2,996)	(12,060)	(1,019)
Admiral Shares
Issued	204,753	16,986	226,069	18,509
Issued in Lieu of Cash Distributions	47,117	3,938	47,472	3,874
Redeemed	(342,507)	(28,663)	(169,270)	(13,865)
Net Increase (Decrease) —Admiral Shares	(90,637)	(7,739)	104,271	8,518

G. Management has determined that no material events or transactions occurred subsequent to November 30, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard New Jersey Tax-Free Funds and the Shareholders of Vanguard New Jersey Tax-Exempt Money Market Fund and Vanguard New Jersey Long-Term Tax-Exempt Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard New Jersey Tax-Exempt Money Market Fund and Vanguard New Jersey Long-Term Tax-Exempt Fund (constituting separate portfolios of Vanguard New Jersey Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 15, 2014

Special 2013 tax information (unaudited) for Vanguard New Jersey Tax-Exempt Funds
This information for the fiscal year ended November 30, 2013, is included pursuant to provisions of the Internal Revenue Code.
Each fund designates 100% of its income dividends as exempt-interest dividends.
The Long-Term Tax-Exempt fund distributed $225,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2013	11/30/2013	Period
Based on Actual Fund Return
New Jersey Tax-Exempt Money Market Fund	$1,000.00	$1,000.05	$0.50
New Jersey Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$977.00	$0.99
Admiral Shares	1,000.00	977.39	0.59
Based on Hypothetical 5% Yearly Return
New Jersey Tax-Exempt Money Market Fund	$1,000.00	$1,024.57	$0.51
New Jersey Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the New Jersey Tax-Exempt Money Market Fund, 0.10%; and for the New Jersey Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. (The six-month expense ratio for the New Jersey Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before the reduction, the fund’s annualized six-month expense ratio was 0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced New Jersey Tax-Exempt Money Market Funds Average: New Jersey Tax-Exempt Money Market Funds Average through August 31, 2013; Other States Tax-Exempt Money Market Funds Average thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q140 012014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2013: $52,000
Fiscal Year Ended November 30, 2012: $52,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2013: $5,714,113
Fiscal Year Ended November 30, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended November 30, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2013: $1,552,950
Fiscal Year Ended November 30, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2013: $110,000
Fiscal Year Ended November 30, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended November 30, 2012.

(d) All Other Fees.

Fiscal Year Ended November 30, 2013: $132,000
Fiscal Year Ended November 30, 2012: $16,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2013: $242,000
Fiscal Year Ended November 30, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD NEW JERSEY TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD NEW JERSEY TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2014

VANGUARD NEW JERSEY TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 21, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.